                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                NOVEMBER 7, 2001


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                        001-14256              13-3869719
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)        Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On November 6, 2001, Westport Resources Corporation, a Nevada corporation, issued a press release reporting financial and operating results for the third quarter ended September 30, 2001. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                        EXHIBIT
                        NUMBER                    EXHIBIT
                        -------                   -------
                         99.1     Press release dated November 6, 2001 entitled
                                  "Westport Resources Corporation Reports
                                  Financial Results for Third Quarter 2001."




                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WESTPORT RESOURCES CORPORATION

Date: November 7, 2001               By:    /s/ Howard L. Boigon
                                            ------------------------------------
                                     Name:  Howard L. Boigon
                                     Title: Vice President, General Counsel and
                                            Secretary

                                  EXHIBIT INDEX


                        EXHIBIT
                        NUMBER                    EXHIBIT
                        -------                   -------
                         99.1     Press release dated November 6, 2001 entitled
                                  "Westport Resources Corporation Reports
                                  Financial Results for Third Quarter 2001."

                           *Filed herewith.